Loss per Share	6 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Loss per Share

7.       Loss per Share

Basic earnings/(loss) per share (“EPS”/‘‘LPS’’) is calculated by dividing the net profit/(loss) for the period attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted earnings/(loss) per share is calculated by dividing the net profit/(loss) attributable to common equity holders of the parent by the weighted average shares outstanding during the period plus the weighted average number of common shares that would be issued on the conversion of dilutive potential common shares into common shares. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/(loss) per share computation unless such inclusion would be anti-dilutive. As the Company reported losses for the periods ended June 30, 2021 and 2020, the effect of any incremental shares would be anti-diluted and thus excluded from the computation of the LPS

The following reflects the loss and share data used in the basic and diluted loss per share computations:

	For the six-month period ended June 30,
	2021	2020
Loss attributable to common equity holders	(789)	(13,199)
Weighted average number of shares for basic and diluted LPS	9,001,704	83,354